UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2017

Alkame Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Alkame Holdings, Inc., a Nevada corporation (the “Company”) is amending its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2017 to include the following material agreements: (1) Commercial Sublease between Bell Foods International, Inc. (“Bell Foods”), Bell Northside, LLC and the Company; (2) Equipment Lease Agreement between Bell Foods and the Company; (3) a Letter Agreement between Bell Foods and the Company; and (4) a Wastewater Disposal Agreement between Bell Foods, Jones Place, LLC, Bell Farms Inc. and the Company. The Company is also providing a clearer explanation of the terms and interaction of the foregoing agreements, along with the Company’s business plans going forward.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2017, the Company entered into a five-year Commercial Sublease (the “Sublease”) with Bell Foods and Bell Northside, LLC.  Pursuant to the Sublease, the Property is approximately seventeen (17) acres and includes approximately twelve (12) acres of farm ground. On the remaining five (5) acres is where the production facility is located, and the company subleased a majority portion of that processing facility. A portion of the property has a food processing facility.  The Company is required to pay $7,000 per month under the Sublease, which increases to $10,000 per month after three months.

On the same date, the Company entered into an Equipment Lease Agreement (the “Equipment Lease”) with Bell Foods to use certain equipment located on the property located in the food processing facility for a nominal fee. A Letter Agreement that predated the Equipment Lease, but effective as of May 1, 2017, was designed to supplement the Equipment Lease with an assignment by Bell Foods of its accounts receivables, with the assumption by the Company of accounts payable, including a loan payable to Craig Bell in the sum of $150,000.

Further under the Letter Agreement, Bell Foods was required to use the accounts receivable, prior to the effective date, to pay portions of the accounts payable. In the event there were insufficient funds to pay off the accounts payable, Craig Bell agreed to loan additional funds to Bell Foods, which would become part of the unpaid balance of the outstanding note.

Prior to the effective date, Bell Foods used approximately $60,438.76 in accounts receivables to retire $60,438.76 in accounts payables, namely $49,000.00 paid to the Craig Bell note. On the effective date, May 1, the remaining accounts receivable, valued at approximately $117,248.70, and remaining accounts payable, valued at approximately $48,797.46, were transferred to the Company and the Company released Bell Foods from all liability associated with the accounts payable.  The company retired the remaining balance of the Craig Bell note on May 22nd. As of today, the current accounts payable is $169,722.96, with the current accounts receivable at $178,158.10.

The Company also entered into a Wastewater Disposal Agreement, effective as of May 1, 2017, with Bell Foods, Jones Place, LLC (“Jones Place”) and Bell Farms, Inc.  This agreement concerns the right to use brine wastewater ponds that reside at the property. The Company executed this agreement to deliver wastewater to the ponds located on the property under the specifications mandated by the Oregon Department of Environmental Quality.

Prior to entering into these agreements, the Company had been searching for a larger facility for increased warehousing and productions space for its water products.  The Company was also interested in the property to diversify its water product line and possibly enter into the flavored beverages segment of the market for unique teas and health beverages.  The Company believes that the foregoing agreements will afford the Company a unique opportunity – to lease not only warehousing space, but also use the existing equipment and infrastructure to manufacture on a “hot fill” and “healthy beverage” production line, as well as install the Company’s bottling line, which due to added automation and redesigned layout, is expected to provide for more cost-efficient production.

As mentioned above, the Company received a discount on the first three months’ lease cost.  This was provided as an offset for removing or disposing of various manufacturing supplies left behind from Bell Foods’ production operations.

In the Company’s original Current Report on Form 8-K, the Company had indicated that the deal was structured as an assumption of the operations of Bell Foods, and with it significant revenue opportunities.  In fact, as stated in the Letter Agreement, the Company is simply assisting Bell Foods close out its outstanding payables.  The Company has chosen to employ several of members of the previous staff that was previously working for Bell Foods in connection with the Company’s water business.

The Company’s main focus has always been in utilizing the patented water treatment technology for as many applications and market segments as possible, creating more revenue streams. Growing its co-packing and private label business opportunities, and utilizing its water technology whenever possible, should begin to grow substantially due to the new location and added capabilities the facility has. The Company may choose, in the future, to expand its water business with hot drinks and health beverages, which the new facility is capable of providing with added resources.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 above are hereby incorporated by reference to this Item 2.03.

Section 8 - Other Events

Item 8.01 Other Events.

The Company recognizes that it is behind in its reporting obligations with the Securities and Exchange Commission. Lack of adequate resources and accounting issues had stalled the Company’s filing progress.  The Company has made significant strides in its work with the auditors, and intends to bring all reporting current shortly.  the company believes it will be able to file its Form 10-K for the year ended December 31, 2015 in the very near future.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The disclosures contained in Item 1.01 above are hereby incorporated by reference to this Item 9.01.

The Company did not purchase a “business” within the meaning of Item 9.01 of Form 8-K and, as such, there are no financials or pro forma to include in this amended Current Report.

Exhibit	Description
10.1	Commercial Sublease
10.2	Equipment Lease Agreement
10.3	Letter Agreement
10.4	Wastewater Disposal Agreement

NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained herein include “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. The Company has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to the Company and are subject to various risks, uncertainties, and other factors, which could cause the Company’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. The Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28 2017	Alkame Holdings, Inc.

By: /s/Robert Eakle
Robert Eakle
Chief Executive Officer